UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2010
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

312 Walnut Street Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 13, 2010, the shareholders of The E. W. Scripps Company (the “Company”), upon recommendation of our Board of Directors, approved The E. W. Scripps Company 2010 Long-Term Incentive Plan (the “LTIP”). The LTIP Plan replaces The E. W. Scripps Company 1997 Long-Term Incentive Plan, as amended (the “1997 Plan”). No further awards will be made under the 1997 Plan; however, awards granted under the 1997 Plan prior to shareholder approval of the LTIP will remain outstanding in accordance with their terms. A brief description of the LTIP follows, but is subject to the full text of the plan included as exhibit 99.08 in this Form 8-K.
The LTIP authorizes the grant of equity-based compensation to our key employees and non-employee directors in the form of incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares, restricted share units, performance units, performance shares, dividend equivalents and other awards relating to our Class A Common Shares. The Company has reserved 3,000,000 Class A Common Shares for delivery under the LTIP, plus (i) any shares remaining available for issuance or delivery under the 1997 Plan as of May 13, 2010, and (ii) any shares that are subject to awards granted under the 1997 Plan that are forfeited, terminated, settled in cash or used to satisfy tax withholding obligations on or after that date. As of the date of the filing of this Form 8-K, there were approximately 4,127,000 shares available for grant including shares remaining for issuance under the 1997 Plan.
The LTIP is administered by the Compensation Committee of the Board of Directors, which has authority to, among other things: construe and interpret the LTIP, select participants and the types of awards to be granted, and establish the terms and conditions of awards.
The LTIP became effective as of February 16, 2010, the date of approval of the Board of Directors, and will continue in effect until February 15, 2020, unless sooner terminated by the Board of Directors. Termination will not affect grants and awards then outstanding.
Item 5.07 Submission of Matters to a Vote of Security Holders
The following table presents information on matters submitted to a vote of security holders at the May 13, 2010, Annual Meeting of Shareholders:

		Authority
Description of Matters Submitted	In Favor	Withheld
1. Election of Directors:
Class A Common Shares:
Roger L. Ogden	24,792,742	2,259,238
J. Marvin Quin	23,255,167	3,796,813
Kim Williams	23,896,080	3,155,900

Common Voting Shares:
Richard A. Boehne	10,809,665	—
John H. Burlingame	10,809,665	—
John W. Hayden	10,809,665	—
Mary McCabe Peirce	10,809,665	—
Nackey E. Scagliotti	10,809,665	—
Paul K. Scripps	10,809,665	—

2. Adoption of The E.W. Scripps Company 2010 Long-Term Incentive Plan	10,809,665	—

Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Description of Item

99.08	The E. W. Scripps Company 2010 Long-Term Incentive Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY
BY: /s/ Douglas F. Lyons
Douglas F. Lyons
Vice President and Controller

Dated: May 17, 2010

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